Goodwill	9 Months Ended
Mar. 31, 2012
Goodwill
Goodwill

5. Goodwill

        Goodwill represents the excess of the purchase price over the fair value of net assets acquired in connection with our business combinations accounted for using the acquisition method of accounting.

        The following table outlines our goodwill, by acquisition:

	As of June 30,
			As of March 31, 2012
	2010	2011
			(unaudited)
	(in thousands)
Lyris Technologies	$16,505	$16,505	$9,707
EmailLabs	2,202	2,202	—
Cogent	—	84	84

Total	$18,707	$18,791	$9,791

        We recorded goodwill of $0.1 million associated with the Cogent acquisition. See Note 3 "Acquisition" of the Notes to Consolidated Financial Statements. We had no goodwill activity in fiscal 2010.

Amount (in thousands)
Beginning balance at July 1, 2009	$18,707
Goodwill Impairment	—

Ending balance at June 30, 2010	$18,707
Goodwill	84
Goodwill Impairment	—

Ending balance at June 30, 2011	$18,791
Goodwill Impairment	(9,000)

Ending balance at March 31, 2012, unaudited	$9,791

        ASU No. 2011-08 "Intangibles—Goodwill and Other (Topic 350) Testing Goodwill for Impairment" provides an entity the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test for goodwill impairment. If an entity believes, as a result of our qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than our carrying amount, the quantitative two-step impairment test is required. Otherwise, no further testing is required. We operate as one reporting unit, and conducts a test for the impairment of goodwill on at least an annual basis. We adopted June 30th as the date of the annual impairment test, but will conduct the test at an earlier date if indicators of possible impairment arise.

        Lyris adopted ASU No. 2011-08 in the first quarter of fiscal 2012 and considered various events and circumstances such as macroeconomic conditions, industry and market considerations, overall financial performance, entity-specific events, and our share price relative to peers. During the first quarter of fiscal 2012, an overall market decline affected all companies across all industries, thus the decline in our stock price from $0.28 to $0.12 was considered temporary due to expectations for recovery in the market. However, in the second quarter of fiscal 2012, our assessment of relevant events and circumstances conducted on December 31, 2011, considered the stock price having remained flat at $0.11 as of December 31, 2011 in spite of an additional purchase of 19 million shares, having no positive market effect on stock price, we determined that it was more-likely-than-not that the fair value was less than the carrying amount. As a result, the two-step impairment test related to goodwill was performed during the second quarter of fiscal 2012.

        As part of performing the goodwill impairment test, we first assessed the value of long-lived assets, including tangible and intangible assets. Due to the lack of use and discontinuance of the Uptilt and Sparklist trade names, we recognized a full write-off of these assets of $0.8 million and $44 thousand, net of amortization, respectively, at December 31, 2011.

        In the first step of the impairment test, we compared the estimated fair value of Lyris to our carrying value utilizing both an income approach and a market approach considering guideline company market multiples. Since the carrying value exceeded fair value, this was an indicator of impairment, and proceeded to step two. Step two involved assigning the estimated fair value from step one to our identifiable assets, with any residual fair value assigned to goodwill. Based on the results of step two, we recorded a $9.0 million impairment loss in the second quarter of fiscal 2012; $6.8 million was for Lyris Technologies and $2.2 million for EmailLabs, respectively.

        The valuation approaches related to step one and step two considered a number of factors that included, but were not limited to, expected future cash flows, growth rates, discount rates, comparable multiples from publicly traded companies in the industry, technology lifecycles and growth rates, customer attrition, and required certain assumptions and estimates regarding industry, economic factors, and future profitability of business. The assumptions were based on reasonable market participant considerations and historical experience, which were inherently uncertain. We conduct a test for the impairment of goodwill on our reporting unit on at least an annual basis. We have one reporting unit, Lyris, Inc. we adopted June 30th as the date of the annual impairment test, but will conduct the test at an earlier date if indicators of possible impairment arise that would cause a triggering event. Due to the triggering event of the decline of our stock price from $5.1 as of the date of our annual impairment test at June 30, 2010, to lesser amounts at each quarter end in fiscal 2011, we tested the impairment of our goodwill during each quarter ended for fiscal 2011. The impairment test first compares the fair value of our reporting unit to our carrying amount, including goodwill, to assess whether impairment is present. The fair values calculated in our impairment test are determined using the weight of two methods: Public Company Market Multiple Method and the Income Approach.

        At June 30, 2011 we determined that the estimated fair value of our reporting unit was in excess of our carrying value. The carrying value of our reporting unit was approximately $28.1 million at June 30, 2011. The fair value of our reporting unit under the Public Company Market Multiple Method was approximately $39.7 million at June 30, 2011 based on a comparison of Lyris to other publicly traded companies within the same industry and market; and similar product lines, growth, margins and risk. Our comparison is based on published data regarding the public companies' stock price and earnings, sales and/or revenues. This method resulted in an excess of fair value under the Public Company Market Multiple Method over the carrying value of approximately $11.6 million or 41%.

        The fair value of Lyris's reporting unit under the Income Approach, specifically utilizing the Discounted Cash Flow Method, was approximately $35.2 million at June 30, 2011. This resulted in an excess of fair value under the Income Approach over the carrying value of approximately $7.1 million or 25%. The Discounted Cash Flow Method under the Income Approach utilized several assumptions and estimates. The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions. We base these estimates on historical and anticipated results and trends and on various other assumptions that we believe are reasonable under the circumstances, including assumptions as to future events. These estimates form the basis for making judgments about the carrying values of assets and liabilities and recorded revenue and expenses that are not readily apparent from other sources. Actual results could differ from those estimates and such differences could affect the results of operations reported in future periods. These assumptions and estimates include, but are not limited to, anticipated operating income growth rates, our long-term anticipated operating income growth rate, and the discount rate, including a specific reporting unit risk premium. The assumptions used are based upon what we believe a hypothetical marketplace participant would use in estimating fair value. Our accounting estimates and assumptions bear the risk of change due to the degree of uncertainty attached to the estimates and assumptions, or some estimates and assumptions may be difficult to measure or value. Accordingly, actual results could differ significantly from the estimates made by our management. For example, if our revenue projections, expected growth rate and economic upturn do not materialize, this will negatively affect our key assumptions.

        Based on our impairment test conducted at June 30, 2011, we concluded that there was no impairment of goodwill or intangible assets for fiscal 2011.